Exhibit 99.1

List of Reporting Owners and Signature Page

The following entities are jointly reporting the transactions reflected on the Form 4.

The address for each reporting person is: c/o Warburg Pincus & Co., 450 Lexington Avenue, New York, New York 10017

Issuer Name and Ticker or Trading Symbol: Sotera Health Co [SHC]

WARBURG PINCUS & CO.

By:	/s/ Harsha G. Marti Date: 12/05/2025
** Signature of Reporting Person
Name:	Harsha G. Marti
Title:	Partner

WARBURG PINCUS PRIVATE EQUITY XI, L.P.

By:	Warburg Pincus XI, L.P., its general partner
By:	WP Global LLC, its general partner
By:	Warburg Pincus Partners II, L.P., its managing member
By:	Warburg Pincus Partners GP LLC, its general partner
By:	Warburg Pincus & Co., its managing member

By:	/s/ Harsha G. Marti Date: 12/05/2025
** Signature of Reporting Person
Name:	Harsha G. Marti
Title:	Partner

WP XI PARTNERS, L.P.

By:	Warburg Pincus XI, L.P., its general partner
By:	WP Global LLC, its general partner
By:	Warburg Pincus Partners II, L.P., its managing member
By:	Warburg Pincus Partners GP LLC, its general partner
By:	Warburg Pincus & Co., its managing member

By:	/s/ Harsha G. Marti Date: 12/05/2025
** Signature of Reporting Person
Name:	Harsha G. Marti
Title:	Partner

WARBURG PINCUS XI PARTNERS, L.P.

By:	Warburg Pincus XI, L.P., its general partner
By:	WP Global LLC, its general partner
By:	Warburg Pincus Partners II, L.P., its managing member
By:	Warburg Pincus Partners GP LLC, its general partner
By:	Warburg Pincus & Co., its managing member

By:	/s/ Harsha G. Marti Date: 12/05/2025
** Signature of Reporting Person
Name:	Harsha G. Marti
Title:	Partner

WARBURG PINCUS PRIVATE EQUITY XI-B, L.P.

By:	Warburg Pincus XI, L.P., its general partner
By:	WP Global LLC, its general partner
By:	Warburg Pincus Partners II, L.P., its managing member
By:	Warburg Pincus Partners GP LLC, its general partner
Warburg Pincus & Co., its managing member

By:	/s/ Harsha G. Marti Date: 12/05/2025
** Signature of Reporting Person
Name:	Harsha G. Marti
Title:	Partner

BULL CO-INVEST, L.P.

By:	WP Bull Manager, LLC, its general partner
By:	Warburg Pincus & Co., its managing member

By:	/s/ Harsha G. Marti Date: 12/05/2025
** Signature of Reporting Person
Name:	Harsha G. Marti
Title:	Partner

BULL HOLDCO, L.P.

By:	WP Bull Holdco GP LLC, its general partner
By:	Warburg Pincus Private Equity XI, L.P., its sole and managing member
By:	Warburg Pincus XI, L.P., its general partner
By:	WP Global LLC, its general partner
By:	Warburg Pincus Partners II, L.P., its managing member
By:	Warburg Pincus Partners GP LLC, its general partner
By:	By: Warburg Pincus & Co., its managing member

By:	/s/ Harsha G. Marti Date: 12/05/2025
** Signature of Reporting Person
Name:	Harsha G. Marti
Title:	Partner

WARBURG PINCUS XI, L.P.

	By:	WP Global LLC, its general partner
	By:	Warburg Pincus Partners II, L.P., its managing member
	By:	Warburg Pincus Partners GP LLC, its general partner
	By:	Warburg Pincus & Co., its managing member

	By:	/s/ Harsha G. Marti Date: 12/05/2025
** Signature of Reporting Person
	Name:	Harsha G. Marti
	Title:	Partner

WP GLOBAL LLC
	By:	Warburg Pincus Partners II, L.P., its managing member
	By:	Warburg Pincus Partners GP LLC, its general partner
	By:	Warburg Pincus & Co., its managing member

	By:	/s/ Harsha G. Marti Date: 12/05/2025
** Signature of Reporting Person
	Name:	Harsha G. Marti
	Title:	Partner

WARBURG PINCUS PARTNERS II, L.P.
	By:	Warburg Pincus Partners GP LLC, its general partner
	By:	Warburg Pincus & Co., its managing member

	By:	/s/ Harsha G. Marti Date: 12/05/2025
** Signature of Reporting Person
	Name:	Harsha G. Marti
	Title:	Managing Director
WARBURG PINCUS PRIVATE EQUITY XI-C, L.P.

By:	Warburg Pincus (Cayman) XI, L.P., its general partner
By:	Warburg Pincus XI-C, LLC, its general partner
By:	Warburg Pincus Partners II (Cayman), L.P., its managing member
By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Harsha G. Marti Date: 12/05/2025
** Signature of Reporting Person
Name:	Harsha G. Marti
Title:	Authorised Signatory

WARBURG PINCUS (CAYMAN) XI, L.P.

By:	Warburg Pincus XI-C, LLC, its general partner
By:	Warburg Pincus Partners II (Cayman), L.P., its managing member
By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Harsha G. Marti Date: 12/05/2025
** Signature of Reporting Person
Name:	Harsha G. Marti
Title:	Authorised Signatory

WARBURG PINCUS XI-C, LLC

By:	Warburg Pincus Partners II (Cayman), L.P., its managing member
By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Harsha G. Marti Date: 12/05/2025
** Signature of Reporting Person
Name:	Harsha G. Marti
Title:	Authorised Signatory

WARBURG PINCUS PARTNERS II (CAYMAN), L.P.

By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Harsha G. Marti Date: 12/05/2025
** Signature of Reporting Person
Name:	Harsha G. Marti
Title:	Authorised Signatory

WARBURG PINCUS (BERMUDA) PRIVATE EQUITY GP LTD.

By:	/s/ Harsha G. Marti Date: 12/05/2025
** Signature of Reporting Person
Name:	Harsha G. Marti
Title:	Authorized Signatory

WARBURG PINCUS LLC

By:	/s/ Harsha G. Marti Date: 12/05/2025
** Signature of Reporting Person
Name:	Harsha G. Marti
Title:	Managing Director and General Counsel

WARBURG PINCUS PARTNERS GP, LLC

By:	Warburg Pincus & Co., its managing member
By:	/s/ Harsha G. Marti Date: 12/05/2025
** Signature of Reporting Person
Name:	Harsha G. Marti
Title:	Partner